UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

Commission File Number: 001-12739

AESP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	59-2327381
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1810 N.E. 144th Street
North Miami, Florida 33181
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (305) 944-7710

Item 7. Financial Condition, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release of AESP, Inc., dated May 17, 2004

Item 12. Results of Operations and Financial Condition.

     On May 17, 2004, AESP, Inc. issued a press release (the “Press Release”) announcing its financial results for the first quarter ended March 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 The Press Release is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized, this 17th day of May, 2004.

AESP, INC.
/s/ John F. Wilkens
John F. Wilkens, Chief Financial Officer

2

Exhibit Index

Exhibit No.	Description
99.1	Press Release of AESP, Inc., dated May 17, 2004

3